Notes Payable	12 Months Ended
Dec. 31, 2010
Notes To The Financial Statements [Abstract]
Notes Payable

NOTE 12 DEBT

Revolving Credit Facility

Prior to December 17, 2010, U.S. Cellular had a $300 million revolving credit facility available for general corporate purposes. On December 17, 2010, U.S. Cellular entered into a new $300 million revolving credit agreement with certain lenders and other parties. As a result, U.S. Cellular's $300 million revolving credit agreement due to expire in June 2012, was terminated on December 17, 2010. The new revolving credit agreement is due to expire in December 2015. Amounts under the new revolving credit facility may be borrowed, repaid and reborrowed from time to time from and after December 17, 2010 until maturity in December 2015.

At December 31, 2010, U.S. Cellular had no outstanding borrowings and $0.2 million of outstanding letters of credit under the new revolving credit facility, leaving $299.8 million available for use. Borrowings under the new revolving credit facility bear interest at the LIBOR (or, at U.S. Cellular's option, an alternate “Base Rate” as defined in the revolving credit agreement) plus a contractual spread based on U.S. Cellular's credit rating. U.S. Cellular may select borrowing periods of either one, two, three or six months (or other period of twelve months or less requested by U.S. Cellular if approved by the lenders). At December 31, 2010, the one-month LIBOR was 0.26% and the contractual spread was 200 basis points. If U.S. Cellular provides less than three business days notice of intent to borrow, interest on borrowings is at the Base Rate plus the contractual spread. The new revolving credit facility required U.S. Cellular to pay fees at an aggregate rate of 0.9% of the total $300 million facility in 2010. Total fees recognized under the new and previous U.S. Cellular revolving credit facilities were $3.8 million, $5.9 million and $1.7 million in 2010, 2009 and 2008, respectively.

U.S. Cellular did not borrow against the revolving credit facilities in 2010 or 2009.

U.S. Cellular's interest cost on its new revolving credit facility is subject to increase if its current credit rating from Standard & Poor's Rating Service, Moody's Investors Service and/or Fitch Ratings is lowered, and is subject to decrease if the rating is raised. The new credit facility would not cease to be available nor would the maturity date accelerate solely as a result of a downgrade in U.S. Cellular's credit rating. However, a downgrade in U.S. Cellular's credit rating could adversely affect its ability to renew the credit facility or obtain access to other credit facilities in the future.

The new revolving credit facility has a commitment fee based on the senior unsecured debt rating assigned to U.S. Cellular by certain ratings agencies. The range of the commitment fee is 0.20% to 0.45% of the unused portion of the revolving credit facility.

At December 31, 2010, U.S. Cellular has recorded $4.3 million of issuance costs related to the new and previous revolving credit facilities which is included in Other assets and deferred charges in the Consolidated Balance Sheet. Of this amount, $2.2 million relates to obtaining the new credit facility in 2010, and $2.1 million relates to the previous credit facility. These amounts will be amortized on a straight-line basis over the five-year term of the new credit facility.

The maturity date of any borrowings under U.S. Cellular's new revolving credit facility would accelerate in the event of a change in control.

The continued availability of the new revolving credit facility requires U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. U.S. Cellular believes it was in compliance as of December 31, 2010 with all covenants and other requirements set forth in its new revolving credit facility.

In connection with U.S. Cellular's new revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular's new revolving credit agreement. Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105,000,000, and (ii) refinancing indebtedness in excess of $250,000,000, will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular's new revolving credit agreement. As of December 31, 2010, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the new revolving credit agreement pursuant to the subordination agreement.

Long-Term Debt

Long-term debt at December 31, 2010 and 2009 was as follows:

December 31,	2010	2009
(Dollars in thousands)
6.7% senior notes maturing in 2033	$544,000	$544,000
Unamortized discount	(10,343)	(10,798)
	533,657	533,202
7.5% senior notes maturing in 2034	330,000	330,000
Obligation on capital leases	4,385	4,396
Total long-term debt	868,042	867,598
Less: Current portion of long-term debt	101	76
Total long-term debt, excluding current portion	$867,941	$867,522

Unsecured Notes

The 6.7% senior notes are due December 15, 2033. Interest is payable semi-annually. U.S. Cellular may redeem the notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points.

The 7.5% senior notes are due June 15, 2034. Interest on the notes is payable quarterly. U.S. Cellular may redeem the notes, in whole or in part, at any time on or after June 17, 2009, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest.

General

The covenants of the long-term debt obligations place certain restrictions on U.S. Cellular, including restrictions on the ability of its subsidiaries, subject to certain exclusions, to incur additional liens, enter into sale and leaseback transactions, and sell, consolidate or merge assets.

U.S. Cellular's long-term debt indenture does not contain any provisions resulting in acceleration of the maturities of outstanding debt in the event of a change in U.S. Cellular's credit rating. However, a downgrade in U.S. Cellular's credit rating could adversely affect its ability to obtain long-term debt financing in the future.

U.S. Cellular does not have any annual requirements for principal payments on long-term debt over the next five years (excluding capital lease obligations).